IVY FUNDS, INC

Supplement dated April 11, 2007
to the
Statement of Additional Information dated April 2, 2007

and to the
Statement of Additional Information dated July 31, 2006
and Supplemented August 25, 2006, November 14, 2006, December 6, 2006 and April 4, 2007

The following supplements the disclosure regarding "Investment Restrictions and Limitations" in the section entitled
The Funds, Their Investments, Related Risks and Limitations:

The following are the fundamental investment limitations of Ivy Energy Fund set forth in their entirety, and cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Ivy Energy Fund may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

(3)

Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Invest for the purpose of exercising control or management of other companies;

(5)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(6)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Engage in the underwriting of securities of other issuers;

(8)

Borrow for leveraging or investment. The Fund may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(9)

Purchase physical commodities or contracts relating to physical commodities, except that the Fund may invest in commodities relating to the energy sector, as described in the Prospectus and this SAI; as well, the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. This policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(10)	Issue senior securities.

The following investment restrictions of Ivy Energy Fund are non-fundamental, or operating, and may be changed by the Board of Directors without shareholder approval:

(1)

Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

(2)	The Fund may invest up to 100% of its assets in foreign securities.

(3)	The Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments, which are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(5)	The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

Any Fund whose shares are acquired by another Fund of the Corporation or Ivy Funds in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.